Exhibit 10.1

GENERAL MILLS, INC.
SPECIAL STOCK UNIT AWARD

GRANT DATE:
PARTICIPANT:
PERNR:
NUMBER OF UNITS SUBJECT TO AWARD:
EXPIRATION DATE OF RESTRICTED PERIOD:

THIS AWARD is made by General Mills, Inc., (the "Company"), and made to the person named above (the "Participant" or referred to as “I”, “you”, or “my”). This Award is made under the General Mills, Inc. 2022 Stock Compensation Plan (the "Plan"), and is subject to the terms and conditions contained in the Plan document, as amended, and this Award document. The Participant: (i) acknowledges receipt of a copy of the Plan and Plan prospectus, (ii) represents that the Participant has carefully read and is familiar with the provisions of this Agreement and the Plan, and (iii) hereby accepts the Restricted Stock Units subject to all of the terms and conditions set forth herein, and in the Plan.  If the Participant does not wish to receive the Restricted Stock Units and/or does not consent and agree to the terms and conditions on which the Restricted Stock Units are offered, as set forth in this Agreement and the Plan, then the Participant must reject this Award via the website of the Company’s designated broker, no later than 60 days following the Grant Date.  If the Participant rejects this Award, this Award will immediately be forfeited and cancelled.  The Participant’s failure to reject this Award within this 60 day period will constitute the Participant’s acceptance of this Award and all terms and conditions of this Award, as set forth in this Agreement and the Plan.

THIS AWARD, dated on the above Grant Date, is made by General Mills, Inc. (the “Company”), and made to the person named above (the "Participant" or referred to as “I”, “you”, or “my”) (“Award”).

1.Award of Units. Each unit awarded represents the right to receive one share of the Company common stock, par value USD 0.10 per share (“Stock”). The units granted pursuant to this Agreement are referred to as the “Restricted Stock Units”. Except as otherwise defined herein, capitalized terms shall have the same meanings ascribed to them under the Plan.

2.Vesting of Restricted Stock Units; Forfeiture of Restricted Stock Units.
(a)Vesting Schedule. Restricted Stock Units shall vest on the Expiration Date of the Restricted Period set forth above (“Vesting Date”) subject to the terms of this Agreement and the Plan.

(b)Forfeiture of Restricted Stock Units. The Participant acknowledges that the Restricted Stock Units awarded hereunder are subject to forfeiture if the Participant’s employment with the Company or any subsidiary or affiliated companies (the “Company”) terminates under certain circumstances before the respective Scheduled Vesting Dates, as herein provided.

(i)Resignation or Termination for Cause. If the Participant’s employment with the Company is terminated by either (i) resignation, or (ii) a discharge due to Participant’s illegal activities, poor work performance, misconduct or
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violation of the Company’s Code of Conduct, policies or practices, then these Restricted Stock Units, to the extent they are not fully vested as of the Termination Date, shall for no consideration be cancelled and forfeited. For the avoidance of doubt, “Termination Date” for purposes of this Award will be deemed to occur as of the date Participant is no longer actively providing services as an employee, unless otherwise determined by the Company in its sole discretion, and no vesting shall continue during any notice period that may be specified under contract or applicable law with respect to such termination, including any “garden leave” or similar period, except as may otherwise be permitted in the Company’s sole discretion.

(ii)Involuntary Termination.  If the Participant’s employment with the Company terminates involuntarily at the initiation of the Company for any reason other than specified in Plan Section 11 (Change in Control), or (i), (iv) or (v) herein, and only upon the execution (without revoking) of an effective general legal release and such other documents as are required by the Company, Restricted Stock Units not fully vested shall vest as of the Termination Date, in a pro rata amount based on employment completed during the full Restricted Period from the date of grant to the Termination Date. All other Restricted Stock Units shall be forfeited as of the Termination Date. All Restricted Stock Units that vest under this paragraph shall be paid on the Expiration Date of the Restricted Period unless a delay is required under Code section 409A.

(iii)Death.  If a Participant dies while employed by the Company during any applicable Restricted Period, this Award shall fully vest, effective as of the date of death, and such shares and cash shall be paid as of the first day of the month following death to the designated beneficiary or beneficiaries.

(iv)Retirement. If the termination of employment is on or after age 55 and completion of at least five (5) years of service with the Company or any subsidiary or affiliate of the Company and retirement is prior to June 5, 2028, all Restricted Stock Units shall forfeit. If the Participant’s retirement occurs on or after June 5, 2028 the Award shall vest on a pro rata basis based on employment completed during the full vesting period from the date of grant to the Termination Date; the Restricted Stock Units that vest pursuant to the previous sentence shall be paid on the Expiration Date of the Restricted Period unless a delay is required under Code section 409A and all other unvested Units shall be forfeited. The terms of this paragraph shall not apply to a Participant who, prior to a Change of Control, is terminated for cause as described in (b)(i) above; said Participant shall be treated as provided in (b)(i)

(v)Spin-offs and Other Divestitures.  If the termination of employment is due to the divestiture, cessation, transfer, or spin-off of a line of business or other activity of the Company, the Committee, in its sole discretion, shall determine the conversion, vesting, or other treatment of these Awards. Such treatment shall be consistent with Code Section 409A, and in particular will take into account whether a separation from service has occurred within the meaning of Code Section 409A.

3.Dividend Equivalents. Any dividends or other distributions declared payable on the Company’s Stock on or after the Grant Date of this Award until the Award is settled and/or forfeited shall be credited notionally to the Participant in an amount equal to such declared dividends or other distributions on an equivalent number of shares of Stock (“Dividend
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Equivalents”). Dividend Equivalents so credited shall be paid if, and only to the extent, the underlying Restricted Stock Units to which they relate become unrestricted and vest, as provided under the terms of the Plan and this Agreement. Dividend Equivalents credited in respect to Restricted Stock Units that are forfeited under the terms of the Plan and this document, are correspondingly forfeited. No interest or other earnings shall be credited on Dividend Equivalents. Vested Dividend Equivalents shall be paid in cash at the same time as the underlying Restricted Stock Units to which they relate.

4.Settlement of Restricted Stock Units. Settlement shall be completed as soon as administratively practicable but in no event later than 30 days after the Scheduled Vesting Date, or Termination Date (if applicable), of the Restricted Period, except where such settlement following a Section 409A Separation from Service requires a six-month delay. The Company will provide for settlement in the form of shares of Stock.

5.Non-Transferability. The Restricted Stock Units may not be sold, assigned, pledged, exchanged, hypothecated, encumbered, disposed of, or otherwise transferred, unless otherwise provided in the Plan or this Agreement. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the Restricted Stock Units or of such rights contrary to the provisions hereof or in the Plan, the Restricted Stock Units and such rights shall immediately become null and void.

6.Withholding of Tax. The Participant acknowledges that, regardless of any action taken by the Company or, if different, the subsidiary or affiliated company that employs the Participant (the “Employer”), the ultimate liability for all income tax, social contributions, payroll tax, fringe benefits tax, payment on account, hypothetical tax or other tax-related items related to the Participant’s participation in the Plan and legally applicable to the Participant or deemed by the Company or the Employer in their discretion to be an appropriate charge to the Participant even if legally applicable to the Company or the Employer (“Tax-Related Items”), is and remains the Participant’s responsibility and may exceed the amount actually withheld by the Company or the Employer, if any. The Participant further acknowledges that the Company and/or the Employer (a) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Restricted Stock Units, including, but not limited to, the grant, vesting, the subsequent sale of shares of Stock acquired pursuant to such vesting and the receipt of any dividends; and (b) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Restricted Stock Units to reduce or eliminate the Participant’s liability for Tax-Related Items or achieve any particular tax result. Further, if the Participant is subject to Tax-Related Items in more than one jurisdiction between the Grant Date and the date of any relevant taxable or tax withholding event, as applicable, the Participant acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

Prior to the relevant taxable or tax withholding event, as applicable, the Participant agrees to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, unless otherwise approved by the Committee, the Company shall satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following: (i) withholding from the Participant’s wages or other cash compensation paid to the Participant by the Company and/or the Employer; (ii) withholding from the shares of Stock to be delivered upon settlement of the Restricted Stock Units or other awards granted to the Participant or (iii) permitting the Participant to tender to the Company cash or, if allowed by the Committee, shares of Stock.

Depending on the withholding method, the Company may withhold or account for Tax-Related Items by considering applicable statutory withholding rates (as determined by the Company in good faith and in its sole discretion) or other applicable withholding rates, including maximum
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applicable rates, in which case the Participant will receive a refund of any over-withheld amount and will have no entitlement to the share equivalent. If the obligation for Tax-Related Items is satisfied by withholding from the shares of Stock to be delivered upon vesting of the Restricted Stock Units, for tax purposes, the Participant is deemed to have been issued the full number of shares of Stock subject to the Restricted Stock Units, notwithstanding that a number of shares of Stock are held back solely for the purpose of paying the Tax-Related Items. The Participant will have no further rights with respect to any shares of Stock that are retained by the Company pursuant to this provision.

The Participant agrees to pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of the Participant’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver shares of Stock or proceeds from the sale of shares of Stock until arrangements satisfactory to the Company have been made in connection with the Tax-Related Items.

7.Restrictive Covenants; Confidential Information; Work Product. The Participant agrees to cooperate with the Company in any way needed in order to comply with, or fulfill the terms of the Plan and this Award document. As a term and condition of this Award, Participant agrees to the following terms:

a.I agree to use General Mills Confidential Information only as needed in the performance of my duties, to hold and protect such information as confidential to the Company, and not to engage in any unauthorized use or disclosure of such information for so long as such information qualifies as Confidential Information. I agree that after my employment with the Company terminates for any reason, including “retirement” as that term is used in the Plan, I will not use or disclose, directly or indirectly, Company Confidential Information or trade secrets for any purpose, unless I get the prior written consent of my manager to do so.

This document does not prevent me from filing a complaint with a government agency (including the Securities and Exchange Commission, Department of Justice, Equal Employment Opportunity Commission and others) or from participating in an agency proceeding. This document also does not prevent me from providing an agency with information, including this document, unless such information is legally protected from disclosure to third parties. I do not need prior company authorization to take these actions, nor must I notify the company I have done so.

Also, as provided in 18 U.S.C. 1833(b), I cannot be held criminally or civilly liable under any federal or state trade secret law for making a trade secret disclosure: (A) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney, solely for the purpose of reporting or investigating a suspected violation of law; or (B) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal.

General Mills Confidential Information means any non-public information I create, receive, use or observe in the performance of my job at General Mills, including trade secrets. Examples of Confidential Information include marketing, merchandising, business plans, business methods, pricing, purchasing, licensing, contracts, employee, supplier or customer information customer, vendor or partner client or contact lists, financial data, technological developments, manufacturing processes and specifications, product formulas, ingredient specifications, software code, and all other proprietary information which is not publicly available to others.
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Prior to leaving the Company, I agree to return all materials in my possession containing Confidential Information, as well as all other documents and other tangible items provided to me by General Mills, or developed by me in connection with my employment with the Company.

b.I agree to promptly tell General Mills about any ideas, concepts, improvements, designs, inventions, discoveries, and creative works (collectively, “Work Product”) which I conceive or create during my employment with General Mills which relate to General Mills’ businesses.

I further agree to immediately, automatically and irrevocably assign, and hereby do assign, to General Mills any and all intellectual property rights in and to such Work Product, and all such intellectual property rights shall be solely and exclusively owned by General Mills. “Intellectual property rights” means patent rights, copyrights, trade secret rights, trade dress rights, trademark rights and all comparable rights throughout the world.

During my employment with General Mills and anytime thereafter, I will take all necessary steps, at General Mills’ request and expense, but without further compensation to me, to execute any instruments necessary to enable General Mills or General Mills’ nominee to register intellectual property rights throughout the world.

After I leave General Mills, I agree to help General Mills in every way possible in any government or legal proceedings pertaining to any General Mills intellectual property rights.

c.[This Section 7.c. does not apply to California, Colorado, Minnesota, and Washington -based employees.] I agree that for one year after I leave the Company, including retiring from the Company, I will not work on any product, brand category, process, or service: (A) on which I worked, or about which I had access to Confidential Information, in the year immediately preceding my termination (including retirement) from General Mills, and (B) which competes with General Mills products, brand categories, processes, or related services.

d.I agree that for one year after I leave General Mills, including retiring from the Company, I will refrain from directly or indirectly soliciting Company employees for the purpose of hiring them or inducing them to leave their employment with the Company.

e.I agree that after I leave General Mills, including retiring from the Company, I will indefinitely refrain from using Company client or contact lists, and for two years I will refrain from soliciting the Company’s customers.

A breach of the obligations set forth in this paragraph may result in the rescission of the Award, termination and forfeiture of any unvested Units, and/or required payment to the Company of all or a portion of any monetary gains acquired by the Participant as a result of the Award, unless the Award vested and was settled more than four (4) years prior to the breach. The foregoing remedies are in addition to, and not in lieu of injunctive relief and/or any other legal or equitable remedies available under applicable law.

8.Nature of Grant. In accepting the Restricted Stock Units, the Participant acknowledges and agrees that:

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(a)the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company, in its sole discretion, at any time (subject to any limitations set forth in the Plan);

(b)the grant of the Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future grants of restricted stock units, or benefits in lieu of restricted stock units, even if restricted stock units or other awards have been granted in the past;

(c)all decisions with respect to future awards, if any, will be at the sole discretion of the Company;

(d)the Participant’s participation in the Plan is voluntary;

(e)the Restricted Stock Units and the Participant’s participation in the Plan shall not create a right to employment or be interpreted as forming an employment contract with the Company or any of its Subsidiaries or affiliated companies and shall not interfere with the ability of the Company or the Employer, as applicable, to terminate the Participant’s employment relationship (as otherwise may be permitted under local law);

(f)unless otherwise agreed with the Company, the Restricted Stock Units and any shares of Stock acquired upon vesting of the Restricted Stock Units, and the income from and value of same, are not granted as consideration for, or in connection with, any service the Participant may provide as a director of any subsidiary or affiliate of the Company;

(g)the Restricted Stock Units and any shares of Stock acquired under the Plan and the income and value of same, are not part of normal or expected compensation for purposes of calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company, the Employer or any subsidiary or affiliate of the Company;

(h)the future value of the shares of Stock underlying the Restricted Stock Units is unknown, indeterminable, and cannot be predicted with certainty;

(i)upon vesting of the Restricted Stock Units, the value of such shares of Stock may increase or decrease in value;

(j)no claim or entitlement to compensation or damages shall arise from forfeiture of the Restricted Stock Units resulting from termination of the Participant’s employment (for any reason whatsoever and whether or not in breach of local labor laws or later found invalid) and, in consideration of the Restricted Stock Units, the Participant agrees not to institute any claim against the Company or the Employer;

(k)the Restricted Stock Units and the benefits evidenced by this Agreement do not create any entitlement not otherwise specifically provided for in the Plan or provided by the Company in its discretion, to have the Restricted Stock Units or any such benefits transferred to, or assumed by, another company, nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the shares of Stock; and

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(l)neither the Company nor any of its Subsidiaries or affiliated companies shall be liable for any foreign exchange rate fluctuation between the Participant’s local currency and the U.S. dollar that may affect the value of the Restricted Stock Units or any amounts due to the Participant pursuant to the vesting of the Restricted Stock Units or the subsequent sale of any shares of Stock acquired upon vesting of the Restricted Stock Units.

9.Data Privacy. If the Participant would like to participate in the Plan, the Participant will need to review the information provided in this Section 9 and, where applicable, declare the Participant’s consent to the processing of personal data by the Company and the third parties stated below.

If the Participant is based in the European Union (“EU”), European Economic Area (“EEA”) or United Kingdom, please note that General Mills, Inc. with registered address at One General Mills Boulevard, Minneapolis, MN 55426-1347, U.S.A., is the controller responsible for the processing of the Participant’s personal data in connection with the Agreement and the Plan.

(a)Data Collection and Usage. The Company collects, processes, uses and transfers certain personally-identifiable information about the Participant, specifically, the Participant’s name, home address and telephone number, email address, date of birth, social insurance, passport number or other identification number, salary, nationality, job title, any shares of Stock or directorships held in the Company or any affiliated company, details of all Restricted Stock Units or any other entitlement to shares of Stock awarded, canceled, exercised, settled, vested, unvested or outstanding in the Participant’s favor, which the Company receives from the Participant or the Employer (the “Data”). The Company collects, processes and uses the Data for the purposes of performing its contractual obligations under this Agreement, implementing, administering and managing the Participant’s participation in the Plan and facilitating compliance with applicable tax and securities law.
If the Participant is based in the EU, EEA or United Kingdom, the legal basis for the processing of the Data by the Company is the necessity of the processing for the Company to perform its contractual obligations under this Agreement and the Plan and the Company’s legitimate business interests of managing the Plan, administering employee equity awards and complying with its contractual and statutory obligations.
If the Participant is based in any other jurisdiction, the legal basis for the processing of the Data by the Company is the Participant’s consent as further described below.
(b)Stock Plan Administration Service Providers. The Company transfers Data to E*TRADE Financial Corporate Services, Inc. (including its affiliated companies), an independent service provider which assists the Company with the implementation, administration and management of the Plan. In the future, the Company may select a different service provider, which will in a similar manner, share Data with such service provider. The Company’s service provider will maintain an account for the Participant to administer the Restricted Stock Units. The processing of Data will take place through both electronic and non-electronic means. Data will only be accessible by those individuals requiring access to it for purposes of implementing, administering and operating the Plan.
(c)International Data Transfers. The Company and its service providers are based in the United States and India. The Participant’s country or jurisdiction may have different data privacy laws and protections than the United States and India. An appropriate level of protection can be achieved by implementing safeguards such as the Standard Contractual Clauses adopted by the EU Commission.
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If the Participant is based in any other jurisdiction, the Data will be transferred from the Participant’s jurisdiction to the Company and onward from the Company to any of its service providers based on the Participant’s consent, as further described below.
(d)Data Retention. The Company will use the Data only as long as necessary to implement, administer and manage the Participant’s participation in the Plan, or as required to comply with legal or regulatory obligations, including tax and securities laws. When the Company no longer needs the Data, the Company will remove it from its systems. If the Company keeps data longer, it would be to satisfy legal or regulatory obligations and the Company’s legal basis would be relevant laws or regulations (if the Participant is in the EU, EEA or United Kingdom) or the Participant’s consent (if the Participant is outside the EU, EEA or United Kingdom).
(e)Data Subject Rights. The Participant may have a number of rights under data privacy laws in the Participant’s jurisdiction. Subject to the conditions set out in the applicable law and depending on where the Participant is based, such rights may include the right to (i) request access to, or copies of, the Data processed by the Company, (ii) rectification of incorrect Data, (iii) deletion of Data, (iv) restrictions on the processing of Data, (v) object to the processing of Data for legitimate interests, (vi) portability of Data, (vii) lodge complaints with competent authorities in the Participant’s jurisdiction, and/or to (viii) receive a list with the names and addresses of any potential recipients of Data. To receive clarification regarding these rights or to exercise these rights, the Participant can contact HR Direct.
(f)Necessary Disclosure of Personal Data. The Participant understands that providing the Company with Data is necessary for the performance of the Agreement and that the Participant’s refusal to provide the Data would make it impossible for the Company to perform its contractual obligations and may affect the Participant’s ability to participate in the Plan.
(g)Declaration of Consent (if the Participant is outside the EU, EEA and United Kingdom). The Participant hereby unambiguously consents to the collection, use and transfer, in electronic or other form, of the Data, as described above and in any other grant materials, by and among, as applicable, the Employer, the Company and any affiliated company for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan. The Participant understands that the Participant may, at any time, refuse or withdraw the consents herein, in any case without cost, by contacting HR Direct. If the Participant does not consent or later seeks to revoke the Participant’s consent, the Participant’s employment status or service with the Employer will not be affected; the Participant’s consequence of refusing or withdrawing consent is that the Company would not be able to award the Participant Restricted Stock Units or any other equity award to the Participant or administer or maintain such awards. Therefore, the Participant understands that refusing or withdrawing consent may affect the Participant’s ability to participate in the Plan. For more information on the consequences of refusal to consent or withdrawal of consent, the Participant should contact HR Direct.
10.Clawback. This Award is specifically made subject to the Company’s Executive Compensation Clawback Policies.
11.Insider Trading; Market Abuse Laws. By participating in the Plan, the Participant agrees to comply with the Company’s policy on insider trading (to the extent that it is applicable to the Participant), the Participant further acknowledges that, depending on the Participant’s or his or her broker’s country of residence or where the shares of Stock are listed, the Participant may be subject to insider trading restrictions and/or market abuse laws that may affect the
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Participant’s ability to accept, acquire, sell or otherwise dispose of shares of Stock, rights to shares of Stock (e.g., restricted stock units) or rights linked to the value of shares of Stock, during such times the Participant is considered to have “inside information” regarding the Company as defined by the laws or regulations in the Participant’s country. Local insider trading laws and regulations may prohibit the cancellation or amendment of orders the Participant places before he or she possessed inside information. Furthermore, the Participant could be prohibited from (i) disclosing the inside information to any third party (other than on a “need to know” basis) and (ii) “tipping” third parties or causing them otherwise to buy or sell securities. The Participant understands that third parties include fellow employees. Any restriction under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. The Participant acknowledges that it is the Participant’s responsibility to comply with any applicable restrictions, and that the Participant should therefore consult the Participant’s personal advisor on this matter.
12.Electronic Delivery. The Participant agrees, to the fullest extent permitted by law, in lieu of receiving documents in paper format, to accept electronic delivery of any documents that the Company and its Subsidiaries or affiliated companies may deliver in connection with this grant and any other grants offered by the Company, including prospectuses, grant notifications, account statements, annual or quarterly reports, and other communications. Electronic delivery of a document may be made via the Company’s email system or by reference to a location on the Company’s intranet or website or a website of the Company’s agent administering the Plan. By accepting this grant, whether electronically or otherwise, the Participant hereby consents to participate in the Plan through such system, intranet, or website, including but not limited to the use of electronic signatures or click-through electronic acceptance of terms and conditions.
13.English Language. The Participant acknowledges and agrees that it is the Participant’s express intent that this Agreement and the Plan and all other documents, notices and legal proceedings entered into, given or instituted pursuant to the Restricted Stock Units be drawn up in English. To the extent the Participant has been provided with a copy of this Agreement, the Plan, or any other documents relating to this Award in a language other than English, the English language documents will prevail in case of any ambiguities or divergences as a result of translation.
14.Not a Public Offering. The award of the Restricted Stock Units is not intended to be a public offering of securities in the Participant’s country of employment (or country of residence, if different). The Company has not submitted any registration statement, prospectus or other filings with the local securities authorities (unless otherwise required under local law), and the award of the Restricted Stock Units is not subject to the supervision of the local securities authorities. No employee of the Company or any of its Subsidiaries or affiliated companies is permitted to advise the Participant on whether he/she should participate in the Plan. Acquiring shares of Stock involves a degree of risk. Before deciding to participate in the Plan, the Participant should carefully consider all risk factors relevant to the acquisition of shares of Stock under the Plan and carefully review all of the materials related to the Restricted Stock Units and the Plan. In addition, the Participant should consult with his/her personal advisor for professional investment advice.
15.Repatriation; Compliance with Law. The Participant agrees to repatriate all payments attributable to the shares of Stock and/or cash acquired under the Plan in accordance with applicable foreign exchange rules and regulations in the Participant’s country of employment (and country of residence, if different). In addition, the Participant agrees to take any and all actions, and consent to any and all actions taken by the Company and any of its Subsidiaries and affiliated companies, as may be required to allow the Company and any of its Subsidiaries and affiliated companies to comply with local laws, rules and/or regulations in the Participant’s
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country of employment (and country of residence, if different). Finally, the Participant agrees to take any and all actions as may be required to comply with the Participant’s personal obligations under local laws, rules and/or regulations in the Participant’s country of employment and country of residence, if different).
16.Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Participant’s participation in the Plan, on the Restricted Stock Units, and on any shares of Stock acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require the Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.
17.Committee’s Powers. No provision contained in this Agreement shall in any way terminate, modify or alter, or be construed or interpreted as terminating, modifying or altering any of the powers, rights or authority vested in the Committee or, to the extent delegated, in its delegate, pursuant to the terms of the Plan or resolutions adopted in furtherance of the Plan, including, without limitation, the right to make certain determinations and elections with respect to the Restricted Stock Units. Any dispute regarding the interpretation of this Agreement or the terms of the Plan shall be submitted to the Committee or its delegate who shall have the discretionary authority to construe the terms of this Agreement, the Plan, and all documents ancillary to this Award. The decisions of the Committee or its delegate shall be final and binding and any reviewing court of law or other party shall defer to its decision, overruling if, and only if, it is arbitrary and capricious. In no way is it intended that this review standard subject the Plan or Award to the U.S. Employee Retirement Income Security Act.
18.Binding Effect. This Agreement shall be binding upon and inure to the benefit of any successors to the Company and all persons lawfully claiming under the Participant.
19.Governing Law and Forum. Without limiting the effect of section 17, this Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without regard to principles of conflict of laws.
20.Severability. The provisions of this Agreement are severable and if any one or more of the provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the Agreement shall be reformed and construed so that it would be enforceable to the maximum extent legally possible, and if it cannot be so reformed and construed, as if such unenforceable provision, or part thereof, had never been contained herein.
21.Waiver. The waiver by the Company with respect to Employee’s (or any other participant’s) compliance with any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by such party of a provision of this Agreement.
A copy of the Plan and the Prospectus to the General Mills, Inc. 2022 Stock Compensation Plan is available on G&Me by searching “2022 Stock Compensation Plan”. A copy of the Company’s latest Annual Report on Form 10-K is also available on the Company’s website at www.generalmills.com under Investor Information/Annual Reports.

GENERAL MILLS, INC.

Chief Human Resources Officer
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GENERAL MILLS, INC.
SPECIAL STOCK UNIT AWARD

GRANT DATE:
PARTICIPANT:
PERNR:
NUMBER OF UNITS SUBJECT TO AWARD:
EXPIRATION DATE OF RESTRICTED PERIOD:

THIS AWARD is made by General Mills, Inc., (the "Company"), and made to the person named above (the "Participant" or referred to as “I”, “you”, or “my”). This Award is made under the General Mills, Inc. 2022 Stock Compensation Plan (the "Plan"), and is subject to the terms and conditions contained in the Plan document, as amended, and this Award document. The Participant: (i) acknowledges receipt of a copy of the Plan and Plan prospectus, (ii) represents that the Participant has carefully read and is familiar with the provisions of this Agreement and the Plan, and (iii) hereby accepts the Restricted Stock Units subject to all of the terms and conditions set forth herein, and in the Plan.  If the Participant does not wish to receive the Restricted Stock Units and/or does not consent and agree to the terms and conditions on which the Restricted Stock Units are offered, as set forth in this Agreement and the Plan, then the Participant must reject this Award via the website of the Company’s designated broker, no later than 60 days following the Grant Date.  If the Participant rejects this Award, this Award will immediately be forfeited and cancelled.  The Participant’s failure to reject this Award within this 60 day period will constitute the Participant’s acceptance of this Award and all terms and conditions of this Award, as set forth in this Agreement and the Plan.

THIS AWARD, dated on the above Grant Date, is made by General Mills, Inc. (the “Company”), and made to the person named above (the "Participant" or referred to as “I”, “you”, or “my”) (“Award”).

1.Award of Units. Each unit awarded represents the right to receive one share of the Company common stock, par value USD 0.10 per share (“Stock”). The units granted pursuant to this Agreement are referred to as the “Restricted Stock Units”. Except as otherwise defined herein, capitalized terms shall have the same meanings ascribed to them under the Plan.

2.Vesting of Restricted Stock Units; Forfeiture of Restricted Stock Units.
(a)Vesting Schedule. Restricted Stock Units shall vest on the Expiration Date of the Restricted Period set forth above (“Vesting Dates”) subject to the terms of this Agreement and Plan.

(b)Forfeiture of Restricted Stock Units. The Participant acknowledges that the Restricted Stock Units awarded hereunder are subject to forfeiture if the Participant’s employment with the Company or any subsidiary or affiliated companies (the “Company”) terminates under certain circumstances before the respective Scheduled Vesting Dates, as herein provided.

(i)Resignation, Voluntary Separation or Retirement, or Termination for Cause. If the Participant’s employment with the Company is terminated by either (i)

resignation, voluntary separation or retirement, or (ii) a discharge due to Participant’s illegal activities, poor work performance, misconduct or violation of the Company’s Code of Conduct, policies or practices, then all of these Restricted Stock Units shall be forfeited. For the avoidance of doubt, a termination of employment for purposes of this Award will occur as of the date Participant is no longer actively providing services as an employee, and no vesting shall continue during any notice period that may be specified under contract or applicable law with respect to such termination, including any “garden leave” or similar period.

(ii)Involuntary Termination.  If the Participant’s employment with the Company terminates involuntarily at the initiation of the Company for any reason other than specified in Plan Section 11 (Change in Control), or (i) or (iv) herein, and only upon the execution (without revoking) of an effective general legal release and such other documents as are required by the Company, Restricted Stock Units not fully vested shall vest in a pro rata amount based on employment completed during the full vesting period from the date of grant to the termination of employment date. All other Restricted Stock Units shall be forfeited. . All Restricted Stock Units that vest under this paragraph shall be paid on the Expiration Date of the Restricted Period, unless a delay is required under Code section 409A.

(iii)Death.  If a Participant dies while employed by the Company during any applicable Restricted Period, this Award shall fully vest, effective as of the date of death, and such shares and cash shall be paid as of the first day of the month following death to the designated beneficiary or beneficiaries.

(iv)Spin-offs and Other Divestitures.  If the termination of employment is due to the divestiture, cessation, transfer, or spin-off of a line of business or other activity of the Company, the Committee, in its sole discretion, shall determine the conversion, vesting, or other treatment of these Awards. Such treatment shall be consistent with Code Section 409A, and in particular will take into account whether a separation from service has occurred within the meaning of Code Section 409A.

3.Dividend Equivalents. Any dividends or other distributions declared payable on the Company’s Stock on or after the Grant Date of this Award until the Award is settled and/or forfeited shall be credited notionally to the Participant in an amount equal to such declared dividends or other distributions on an equivalent number of shares of Stock (“Dividend Equivalents”). Dividend Equivalents so credited shall be paid if, and only to the extent, the underlying Restricted Stock Units to which they relate become unrestricted and vest, as provided under the terms of the Plan and this Agreement. Dividend Equivalents credited in respect to Restricted Stock Units that are forfeited under the terms of the Plan and this document, are correspondingly forfeited. No interest or other earnings shall be credited on Dividend Equivalents. Vested Dividend Equivalents shall be paid in cash at the same time as the underlying Restricted Stock Units to which they relate.

4.Settlement of Restricted Stock Units. Settlement shall be completed as soon as administratively practicable but in no event later than 30 days after the Scheduled Vesting Date, or Termination Date (if applicable), of the Restricted Period, except where such settlement following a Section 409A Separation from Service requires a six-month delay. The Company will provide for settlement in the form of shares of Stock.

5.Non-Transferability. The Restricted Stock Units may not be sold, assigned, pledged, exchanged, hypothecated, encumbered, disposed of, or otherwise transferred, unless otherwise provided in the Plan or this Agreement. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the Restricted Stock Units or of such rights contrary to the provisions hereof or in the Plan, the Restricted Stock Units and such rights shall immediately become null and void.

6.Withholding of Tax. The Participant acknowledges that, regardless of any action taken by the Company or, if different, the subsidiary or affiliated company that employs the Participant (the “Employer”), the ultimate liability for all income tax, social contributions, payroll tax, fringe benefits tax, payment on account, hypothetical tax or other tax-related items related to the Participant’s participation in the Plan and legally applicable to the Participant or deemed by the Company or the Employer in their discretion to be an appropriate charge to the Participant even if legally applicable to the Company or the Employer (“Tax-Related Items”), is and remains the Participant’s responsibility and may exceed the amount actually withheld by the Company or the Employer, if any. The Participant further acknowledges that the Company and/or the Employer (a) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Restricted Stock Units, including, but not limited to, the grant, vesting, the subsequent sale of shares of Stock acquired pursuant to such vesting and the receipt of any dividends; and (b) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Restricted Stock Units to reduce or eliminate the Participant’s liability for Tax-Related Items or achieve any particular tax result. Further, if the Participant is subject to Tax-Related Items in more than one jurisdiction between the Grant Date and the date of any relevant taxable or tax withholding event, as applicable, the Participant acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

Prior to the relevant taxable or tax withholding event, as applicable, the Participant agrees to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, unless otherwise approved by the Committee, the Company shall satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following: (i) withholding from the Participant’s wages or other cash compensation paid to the Participant by the Company and/or the Employer; (ii) withholding from the shares of Stock to be delivered upon settlement of the Restricted Stock Units or other awards granted to the Participant or (iii) permitting the Participant to tender to the Company cash or, if allowed by the Committee, shares of Stock.

Depending on the withholding method, the Company may withhold or account for Tax-Related Items by considering applicable statutory withholding rates (as determined by the Company in good faith and in its sole discretion) or other applicable withholding rates, including maximum applicable rates, in which case the Participant will receive a refund of any over-withheld amount and will have no entitlement to the share equivalent. If the obligation for Tax-Related Items is satisfied by withholding from the shares of Stock to be delivered upon vesting of the Restricted Stock Units, for tax purposes, the Participant is deemed to have been issued the full number of shares of Stock subject to the Restricted Stock Units, notwithstanding that a number of shares of Stock are held back solely for the purpose of paying the Tax-Related Items. The Participant will have no further rights with respect to any shares of Stock that are retained by the Company pursuant to this provision.

The Participant agrees to pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of the Participant’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver shares of Stock or proceeds from the sale of shares of Stock until arrangements satisfactory to the Company have been made in connection with the Tax-Related Items.

7.Restrictive Covenants; Confidential Information; Work Product. The Participant agrees to cooperate with the Company in any way needed in order to comply with, or fulfill the terms of the Plan and this Award document. As a term and condition of this Award, Participant agrees to the following terms:

a.I agree to use General Mills Confidential Information only as needed in the performance of my duties, to hold and protect such information as confidential to the Company, and not to engage in any unauthorized use or disclosure of such information for so long as such information qualifies as Confidential Information. I agree that after my employment with the Company terminates for any reason, including “retirement” as that term is used in the Plan, I will not use or disclose, directly or indirectly, Company Confidential Information or trade secrets for any purpose, unless I get the prior written consent of my manager to do so.

This document does not prevent me from filing a complaint with a government agency (including the Securities and Exchange Commission, Department of Justice, Equal Employment Opportunity Commission and others) or from participating in an agency proceeding. This document also does not prevent me from providing an agency with information, including this document, unless such information is legally protected from disclosure to third parties. I do not need prior company authorization to take these actions, nor must I notify the company I have done so.

Also, as provided in 18 U.S.C. 1833(b), I cannot be held criminally or civilly liable under any federal or state trade secret law for making a trade secret disclosure: (A) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney, solely for the purpose of reporting or investigating a suspected violation of law; or (B) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal.

General Mills Confidential Information means any non-public information I create, receive, use or observe in the performance of my job at General Mills, including trade secrets. Examples of Confidential Information include marketing, merchandising, business plans, business methods, pricing, purchasing, licensing, contracts, employee, supplier or customer information customer, vendor or partner client or contact lists, financial data, technological developments, manufacturing processes and specifications, product formulas, ingredient specifications, software code, and all other proprietary information which is not publicly available to others.

Prior to leaving the Company, I agree to return all materials in my possession containing Confidential Information, as well as all other documents and other tangible items provided to me by General Mills, or developed by me in connection with my employment with the Company.

b.I agree to promptly tell General Mills about any ideas, concepts, improvements, designs, inventions, discoveries, and creative works (collectively, “Work Product”) which I conceive or create during my employment with General Mills which relate to General Mills’ businesses.

I further agree to immediately, automatically and irrevocably assign, and hereby do assign, to General Mills any and all intellectual property rights in and to such Work Product, and all such intellectual property rights shall be solely and exclusively owned by General Mills. “Intellectual property rights” means patent rights, copyrights, trade secret rights, trade dress rights, trademark rights and all comparable rights throughout the world.

During my employment with General Mills and anytime thereafter, I will take all necessary steps, at General Mills’ request and expense, but without further compensation to me, to execute any instruments necessary to enable General Mills or General Mills’ nominee to register intellectual property rights throughout the world.

After I leave General Mills, I agree to help General Mills in every way possible in any government or legal proceedings pertaining to any General Mills intellectual property rights.

c.[This Section 7.c. does not apply to California, Colorado, Minnesota, and Washington -based employees.] I agree that for one year after I leave the Company, including retiring from the Company, I will not work on any product, brand category, process, or service: (A) on which I worked, or about which I had access to Confidential Information, in the year immediately preceding my termination (including retirement) from General Mills, and (B) which competes with General Mills products, brand categories, processes, or related services.

d.I agree that for one year after I leave General Mills, including retiring from the Company, I will refrain from directly or indirectly soliciting Company employees for the purpose of hiring them or inducing them to leave their employment with the Company.

e.I agree that after I leave General Mills, including retiring from the Company, I will indefinitely refrain from using Company client or contact lists, and for two years I will refrain from soliciting the Company’s customers.

A breach of the obligations set forth in this paragraph may result in the rescission of the Award, termination and forfeiture of any unvested Units, and/or required payment to the Company of all or a portion of any monetary gains acquired by the Participant as a result of the Award, unless the Award vested and was settled more than four (4) years prior to the breach. The foregoing remedies are in addition to, and not in lieu of injunctive relief and/or any other legal or equitable remedies available under applicable law.

8.Nature of Grant. In accepting the Restricted Stock Units, the Participant acknowledges and agrees that:

(a)the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company, in its sole discretion, at any time (subject to any limitations set forth in the Plan);

(b)the grant of the Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future grants of restricted stock units, or benefits in lieu of restricted stock units, even if restricted stock units or other awards have been granted in the past;

(c)all decisions with respect to future awards, if any, will be at the sole discretion of the Company;

(d)the Participant’s participation in the Plan is voluntary;

(e)the Restricted Stock Units and the Participant’s participation in the Plan shall not create a right to employment or be interpreted as forming an employment contract with the Company or any of its Subsidiaries or affiliated companies and shall not interfere with the ability of the Company or the Employer, as applicable, to terminate the Participant’s employment relationship (as otherwise may be permitted under local law);

(f)unless otherwise agreed with the Company, the Restricted Stock Units and any shares of Stock acquired upon vesting of the Restricted Stock Units, and the income from and value of same, are not granted as consideration for, or in connection with, any service the Participant may provide as a director of any subsidiary or affiliate of the Company;

(g)the Restricted Stock Units and any shares of Stock acquired under the Plan and the income and value of same, are not part of normal or expected compensation for purposes of calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company, the Employer or any subsidiary or affiliate of the Company;

(h)the future value of the shares of Stock underlying the Restricted Stock Units is unknown, indeterminable, and cannot be predicted with certainty;

(i)upon vesting of the Restricted Stock Units, the value of such shares of Stock may increase or decrease in value;

(j)no claim or entitlement to compensation or damages shall arise from forfeiture of the Restricted Stock Units resulting from termination of the Participant’s employment (for any reason whatsoever and whether or not in breach of local labor laws or later found invalid) and, in consideration of the Restricted Stock Units, the Participant agrees not to institute any claim against the Company or the Employer;

(k)the Restricted Stock Units and the benefits evidenced by this Agreement do not create any entitlement not otherwise specifically provided for in the Plan or provided by the Company in its discretion, to have the Restricted Stock Units or any such benefits transferred to, or assumed by, another company, nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the shares of Stock; and

(l)neither the Company nor any of its Subsidiaries or affiliated companies shall be liable for any foreign exchange rate fluctuation between the Participant’s local currency and the U.S. dollar that may affect the value of the Restricted Stock Units or any amounts due to the Participant pursuant to the vesting of the Restricted Stock Units or the subsequent sale of any shares of Stock acquired upon vesting of the Restricted Stock Units.

9.Data Privacy. If the Participant would like to participate in the Plan, the Participant will need to review the information provided in this Section 9 and, where applicable, declare the Participant’s consent to the processing of personal data by the Company and the third parties stated below.

If the Participant is based in the European Union (“EU”), European Economic Area (“EEA”) or United Kingdom, please note that General Mills, Inc. with registered address at One General Mills Boulevard, Minneapolis, MN 55426-1347, U.S.A., is the controller responsible for the processing of the Participant’s personal data in connection with the Agreement and the Plan.

(a)Data Collection and Usage. The Company collects, processes, uses and transfers certain personally-identifiable information about the Participant, specifically, the

Participant’s name, home address and telephone number, email address, date of birth, social insurance, passport number or other identification number, salary, nationality, job title, any shares of Stock or directorships held in the Company or any affiliated company, details of all Restricted Stock Units or any other entitlement to shares of Stock awarded, canceled, exercised, settled, vested, unvested or outstanding in the Participant’s favor, which the Company receives from the Participant or the Employer (the “Data”). The Company collects, processes and uses the Data for the purposes of performing its contractual obligations under this Agreement, implementing, administering and managing the Participant’s participation in the Plan and facilitating compliance with applicable tax and securities law.
If the Participant is based in the EU, EEA or United Kingdom, the legal basis for the processing of the Data by the Company is the necessity of the processing for the Company to perform its contractual obligations under this Agreement and the Plan and the Company’s legitimate business interests of managing the Plan, administering employee equity awards and complying with its contractual and statutory obligations.
If the Participant is based in any other jurisdiction, the legal basis for the processing of the Data by the Company is the Participant’s consent as further described below.
(b)Stock Plan Administration Service Providers. The Company transfers Data to E*TRADE Financial Corporate Services, Inc. (including its affiliated companies), an independent service provider which assists the Company with the implementation, administration and management of the Plan. In the future, the Company may select a different service provider, which will in a similar manner, share Data with such service provider. The Company’s service provider will maintain an account for the Participant to administer the Restricted Stock Units. The processing of Data will take place through both electronic and non-electronic means. Data will only be accessible by those individuals requiring access to it for purposes of implementing, administering and operating the Plan.
(c)International Data Transfers. The Company and its service providers are based in the United States and India. The Participant’s country or jurisdiction may have different data privacy laws and protections than the United States and India. An appropriate level of protection can be achieved by implementing safeguards such as the Standard Contractual Clauses adopted by the EU Commission.
If the Participant is based in any other jurisdiction, the Data will be transferred from the Participant’s jurisdiction to the Company and onward from the Company to any of its service providers based on the Participant’s consent, as further described below.
(d)Data Retention. The Company will use the Data only as long as necessary to implement, administer and manage the Participant’s participation in the Plan, or as required to comply with legal or regulatory obligations, including tax and securities laws. When the Company no longer needs the Data, the Company will remove it from its systems. If the Company keeps data longer, it would be to satisfy legal or regulatory obligations and the Company’s legal basis would be relevant laws or regulations (if the Participant is in the EU, EEA or United Kingdom) or the Participant’s consent (if the Participant is outside the EU, EEA or United Kingdom).
(e)Data Subject Rights. The Participant may have a number of rights under data privacy laws in the Participant’s jurisdiction. Subject to the conditions set out in the applicable law and depending on where the Participant is based, such rights may include the right to (i) request access to, or copies of, the Data processed by the Company, (ii) rectification of incorrect Data, (iii) deletion of Data, (iv) restrictions on the processing of

Data, (v) object to the processing of Data for legitimate interests, (vi) portability of Data, (vii) lodge complaints with competent authorities in the Participant’s jurisdiction, and/or to (viii) receive a list with the names and addresses of any potential recipients of Data. To receive clarification regarding these rights or to exercise these rights, the Participant can contact HR Direct.
(f)Necessary Disclosure of Personal Data. The Participant understands that providing the Company with Data is necessary for the performance of the Agreement and that the Participant’s refusal to provide the Data would make it impossible for the Company to perform its contractual obligations and may affect the Participant’s ability to participate in the Plan.
(g)Declaration of Consent (if the Participant is outside the EU, EEA and United Kingdom). The Participant hereby unambiguously consents to the collection, use and transfer, in electronic or other form, of the Data, as described above and in any other grant materials, by and among, as applicable, the Employer, the Company and any affiliated company for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan. The Participant understands that the Participant may, at any time, refuse or withdraw the consents herein, in any case without cost, by contacting HR Direct. If the Participant does not consent or later seeks to revoke the Participant’s consent, the Participant’s employment status or service with the Employer will not be affected; the Participant’s consequence of refusing or withdrawing consent is that the Company would not be able to award the Participant Restricted Stock Units or any other equity award to the Participant or administer or maintain such awards. Therefore, the Participant understands that refusing or withdrawing consent may affect the Participant’s ability to participate in the Plan. For more information on the consequences of refusal to consent or withdrawal of consent, the Participant should contact HR Direct.
10.Clawback. This Award is specifically made subject to the Company’s Executive Compensation Clawback Policies.
11.Insider Trading; Market Abuse Laws. By participating in the Plan, the Participant agrees to comply with the Company’s policy on insider trading (to the extent that it is applicable to the Participant), the Participant further acknowledges that, depending on the Participant’s or his or her broker’s country of residence or where the shares of Stock are listed, the Participant may be subject to insider trading restrictions and/or market abuse laws that may affect the Participant’s ability to accept, acquire, sell or otherwise dispose of shares of Stock, rights to shares of Stock (e.g., restricted stock units) or rights linked to the value of shares of Stock, during such times the Participant is considered to have “inside information” regarding the Company as defined by the laws or regulations in the Participant’s country. Local insider trading laws and regulations may prohibit the cancellation or amendment of orders the Participant places before he or she possessed inside information. Furthermore, the Participant could be prohibited from (i) disclosing the inside information to any third party (other than on a “need to know” basis) and (ii) “tipping” third parties or causing them otherwise to buy or sell securities. The Participant understands that third parties include fellow employees. Any restriction under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. The Participant acknowledges that it is the Participant’s responsibility to comply with any applicable restrictions, and that the Participant should therefore consult the Participant’s personal advisor on this matter.
12.Electronic Delivery. The Participant agrees, to the fullest extent permitted by law, in lieu of receiving documents in paper format, to accept electronic delivery of any documents that the Company and its Subsidiaries or affiliated companies may deliver in connection with this grant and any other grants offered by the Company, including prospectuses, grant notifications, account statements, annual or quarterly reports, and other communications. Electronic delivery of a document may be made via the Company’s email system or by reference to a location on the Company’s intranet or website or a website of the Company’s agent administering the Plan. By accepting this grant, whether electronically or otherwise, the Participant hereby consents to participate in the Plan through such system, intranet, or website, including but not limited to the use of electronic signatures or click-through electronic acceptance of terms and conditions.
13.English Language. The Participant acknowledges and agrees that it is the Participant’s express intent that this Agreement and the Plan and all other documents, notices and legal proceedings entered into, given or instituted pursuant to the Restricted Stock Units be drawn up in English. To the extent the Participant has been provided with a copy of this Agreement, the Plan, or any other documents relating to this Award in a language other than English, the English language documents will prevail in case of any ambiguities or divergences as a result of translation.
14.Not a Public Offering. The award of the Restricted Stock Units is not intended to be a public offering of securities in the Participant’s country of employment (or country of residence, if different). The Company has not submitted any registration statement, prospectus or other filings with the local securities authorities (unless otherwise required under local law), and the award of the Restricted Stock Units is not subject to the supervision of the local securities authorities. No employee of the Company or any of its Subsidiaries or affiliated companies is permitted to advise the Participant on whether he/she should participate in the Plan. Acquiring shares of Stock involves a degree of risk. Before deciding to participate in the Plan, the Participant should carefully consider all risk factors relevant to the acquisition of shares of Stock under the Plan and carefully review all of the materials related to the Restricted Stock Units and the Plan. In addition, the Participant should consult with his/her personal advisor for professional investment advice.
15.Repatriation; Compliance with Law. The Participant agrees to repatriate all payments attributable to the shares of Stock and/or cash acquired under the Plan in accordance with applicable foreign exchange rules and regulations in the Participant’s country of employment (and country of residence, if different). In addition, the Participant agrees to take any and all actions, and consent to any and all actions taken by the Company and any of its Subsidiaries and affiliated companies, as may be required to allow the Company and any of its Subsidiaries and affiliated companies to comply with local laws, rules and/or regulations in the Participant’s country of employment (and country of residence, if different). Finally, the Participant agrees to take any and all actions as may be required to comply with the Participant’s personal obligations under local laws, rules and/or regulations in the Participant’s country of employment and country of residence, if different).
16.Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Participant’s participation in the Plan, on the Restricted Stock Units, and on any shares of Stock acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require the Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.
17.Committee’s Powers. No provision contained in this Agreement shall in any way terminate, modify or alter, or be construed or interpreted as terminating, modifying or altering any of the powers, rights or authority vested in the Committee or, to the extent delegated, in its delegate, pursuant to the terms of the Plan or resolutions adopted in furtherance of the Plan, including, without limitation, the right to make certain determinations and elections with respect to the Restricted Stock Units. Any dispute regarding the interpretation of this Agreement or the terms of the Plan shall be submitted to the Committee or its delegate who shall have the discretionary authority to construe the terms of this Agreement, the Plan, and all documents ancillary to this Award. The decisions of the Committee or its delegate shall be final and binding and any reviewing court of law or other party shall defer to its decision, overruling if, and only if, it is arbitrary and capricious. In no way is it intended that this review standard subject the Plan or Award to the U.S. Employee Retirement Income Security Act.
18.Binding Effect. This Agreement shall be binding upon and inure to the benefit of any successors to the Company and all persons lawfully claiming under the Participant.
19.Governing Law and Forum. Without limiting the effect of section 17, this Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without regard to principles of conflict of laws.
20.Severability. The provisions of this Agreement are severable and if any one or more of the provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the Agreement shall be reformed and construed so that it would be enforceable to the maximum extent legally possible, and if it cannot be so reformed and construed, as if such unenforceable provision, or part thereof, had never been contained herein.
21.Waiver. The waiver by the Company with respect to Employee’s (or any other participant’s) compliance with any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by such party of a provision of this Agreement.
A copy of the Plan and the Prospectus to the General Mills, Inc. 2022 Stock Compensation Plan is available on G&Me by searching “2022 Stock Compensation Plan”. A copy of the Company’s latest Annual Report on Form 10-K is also available on the Company’s website at www.generalmills.com under Investor Information/Annual Reports.

GENERAL MILLS, INC.

Chief Human Resources Officer

GENERAL MILLS, INC.
SPECIAL STOCK UNIT AWARD

GRANT DATE:
PARTICIPANT:
PERNR:
NUMBER OF UNITS SUBJECT TO AWARD:
EXPIRATION DATE OF RESTRICTED PERIOD:

THIS AWARD is made by General Mills, Inc., (the "Company"), and made to the person named above (the "Participant" or referred to as “I”, “you”, or “my”). This Award is made under the General Mills, Inc. 2022 Stock Compensation Plan (the "Plan"), and is subject to the terms and conditions contained in the Plan document, as amended, and this Award document. The Participant: (i) acknowledges receipt of a copy of the Plan and Plan prospectus, (ii) represents that the Participant has carefully read and is familiar with the provisions of this Agreement and the Plan, and (iii) hereby accepts the Restricted Stock Units subject to all of the terms and conditions set forth herein, and in the Plan.  If the Participant does not wish to receive the Restricted Stock Units and/or does not consent and agree to the terms and conditions on which the Restricted Stock Units are offered, as set forth in this Agreement and the Plan, then the Participant must reject this Award via the website of the Company’s designated broker, no later than 60 days following the Grant Date.  If the Participant rejects this Award, this Award will immediately be forfeited and cancelled.  The Participant’s failure to reject this Award within this 60 day period will constitute the Participant’s acceptance of this Award and all terms and conditions of this Award, as set forth in this Agreement and the Plan.

THIS AWARD, dated on the above Grant Date, is made by General Mills, Inc. (the “Company”), and made to the person named above (the "Participant" or referred to as “I”, “you”, or “my”) (“Award”).

1.Award of Units. Each unit awarded represents the right to receive one share of the Company common stock, par value USD 0.10 per share (“Stock”). The units granted pursuant to this Agreement are referred to as the “Restricted Stock Units”. Except as otherwise defined herein, capitalized terms shall have the same meanings ascribed to them under the Plan.

2.Vesting of Restricted Stock Units; Forfeiture of Restricted Stock Units.
(a)Vesting Schedule. Restricted Stock Units shall vest on the Expiration Date of the Restricted Period set forth above (“Vesting Dates”) subject to the terms of this Agreement and the Plan.

(b)Forfeiture of Restricted Stock Units. The Participant acknowledges that the Restricted Stock Units awarded hereunder are subject to forfeiture if the Participant’s employment with the Company or any subsidiary or affiliated companies (the “Company”) terminates under certain circumstances before the respective Scheduled Vesting Dates, as herein provided.

(i)Resignation or Termination for Cause. If the Participant’s employment with the Company is terminated by either (i) resignation, or (ii) a discharge due to Participant’s illegal activities, poor work performance, misconduct or violation of the Company’s Code of Conduct, policies or practices, then
1

these Restricted Stock Units, to the extent they are not fully vested as of the Termination Date, shall for no consideration be cancelled and forfeited. For the avoidance of doubt, “Termination Date” for purposes of this Award will be deemed to occur as of the date Participant is no longer actively providing services as an employee, unless otherwise determined by the Company in its sole discretion, and no vesting shall continue during any notice period that may be specified under contract or applicable law with respect to such termination, including any “garden leave” or similar period, except as may otherwise be permitted in the Company’s sole discretion.

(ii)Involuntary Termination.  If the Participant’s employment with the Company terminates involuntarily at the initiation of the Company for any reason other than specified in Plan Section 11 (Change in Control), or (i), (iv) or (v) herein, and only upon the execution (without revoking) of an effective general legal release and such other documents as are required by the Company, Restricted Stock Units not fully vested shall vest as of the Termination Date, in a pro rata amount based on employment completed during the full vesting period from the date of grant to the Termination Date. All other Restricted Stock Units shall be forfeited as of the Termination Date. All Restricted Stock Units that vest under this paragraph shall be paid on the Expiration Date of the Restricted Period unless a delay is required under Code Section 409A.

(iii)Death.  If a Participant dies while employed by the Company during any applicable Restricted Period, this Award shall fully vest, effective as of the date of death, and such shares and cash shall be paid as of the first day of the month following death to the designated beneficiary or beneficiaries.

(iv)Retirement. If the termination of employment is on or after age 55 and completion of at least five (5) years of service with the Company or any subsidiary or affiliate of the Company and retirement is prior to December 31, 2026, all Restricted Stock Units shall forfeit. Retirement on or after December 31, 2026, 50% of the Restricted Stock Units will vest and the remaining 50% of unvested Restricted Stock Units shall vest in a pro-rata amount based on employment from January 1, 2027 to June 30,2027 . If retirement is on or after July 1, 2027 all Restricted Stock Units will vest. Any vested Restricted Stock Units shall be paid on the Expiration Date of the Restricted Period unless a delay is required under Code Section 409A. The terms of this paragraph shall not apply to a Participant who, prior to a Change of Control, is terminated for cause as described in (b)(i) above; said Participant shall be treated as provided in (b)(i)

(v)Spin-offs and Other Divestitures.  If the termination of employment is due to the divestiture, cessation, transfer, or spin-off of a line of business or other activity of the Company, the Committee, in its sole discretion, shall determine the conversion, vesting, or other treatment of these Awards. Such treatment shall be consistent with Code Section 409A, and in particular will take into account whether a separation from service has occurred within the meaning of Code Section 409A.

3.Dividend Equivalents. Any dividends or other distributions declared payable on the Company’s Stock on or after the Grant Date of this Award until the Award is settled and/or forfeited shall be credited notionally to the Participant in an amount equal to such declared dividends or other distributions on an equivalent number of shares of Stock (“Dividend Equivalents”). Dividend Equivalents so credited shall be paid if, and only to the extent, the
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underlying Restricted Stock Units to which they relate become unrestricted and vest, as provided under the terms of the Plan and this Agreement. Dividend Equivalents credited in respect to Restricted Stock Units that are forfeited under the terms of the Plan and this document, are correspondingly forfeited. No interest or other earnings shall be credited on Dividend Equivalents. Vested Dividend Equivalents shall be paid in cash at the same time as the underlying Restricted Stock Units to which they relate.

4.Settlement of Restricted Stock Units. Settlement shall be completed as soon as administratively practicable but in no event later than 30 days after the Scheduled Vesting Date, or Termination Date (if applicable), of the Restricted Period, except where such settlement following a Section 409A Separation from Service requires a six-month delay. The Company will provide for settlement in the form of shares of Stock.

5.Non-Transferability. The Restricted Stock Units may not be sold, assigned, pledged, exchanged, hypothecated, encumbered, disposed of, or otherwise transferred, unless otherwise provided in the Plan or this Agreement. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the Restricted Stock Units or of such rights contrary to the provisions hereof or in the Plan, the Restricted Stock Units and such rights shall immediately become null and void.

6.Withholding of Tax. The Participant acknowledges that, regardless of any action taken by the Company or, if different, the subsidiary or affiliated company that employs the Participant (the “Employer”), the ultimate liability for all income tax, social contributions, payroll tax, fringe benefits tax, payment on account, hypothetical tax or other tax-related items related to the Participant’s participation in the Plan and legally applicable to the Participant or deemed by the Company or the Employer in their discretion to be an appropriate charge to the Participant even if legally applicable to the Company or the Employer (“Tax-Related Items”), is and remains the Participant’s responsibility and may exceed the amount actually withheld by the Company or the Employer, if any. The Participant further acknowledges that the Company and/or the Employer (a) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Restricted Stock Units, including, but not limited to, the grant, vesting, the subsequent sale of shares of Stock acquired pursuant to such vesting and the receipt of any dividends; and (b) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Restricted Stock Units to reduce or eliminate the Participant’s liability for Tax-Related Items or achieve any particular tax result. Further, if the Participant is subject to Tax-Related Items in more than one jurisdiction between the Grant Date and the date of any relevant taxable or tax withholding event, as applicable, the Participant acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

Prior to the relevant taxable or tax withholding event, as applicable, the Participant agrees to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, unless otherwise approved by the Committee, the Company shall satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following: (i) withholding from the Participant’s wages or other cash compensation paid to the Participant by the Company and/or the Employer; (ii) withholding from the shares of Stock to be delivered upon settlement of the Restricted Stock Units or other awards granted to the Participant or (iii) permitting the Participant to tender to the Company cash or, if allowed by the Committee, shares of Stock.

Depending on the withholding method, the Company may withhold or account for Tax-Related Items by considering applicable statutory withholding rates (as determined by the Company in good faith and in its sole discretion) or other applicable withholding rates, including maximum applicable rates, in which case the Participant will receive a refund of any over-withheld
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amount and will have no entitlement to the share equivalent. If the obligation for Tax-Related Items is satisfied by withholding from the shares of Stock to be delivered upon vesting of the Restricted Stock Units, for tax purposes, the Participant is deemed to have been issued the full number of shares of Stock subject to the Restricted Stock Units, notwithstanding that a number of shares of Stock are held back solely for the purpose of paying the Tax-Related Items. The Participant will have no further rights with respect to any shares of Stock that are retained by the Company pursuant to this provision.

The Participant agrees to pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of the Participant’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver shares of Stock or proceeds from the sale of shares of Stock until arrangements satisfactory to the Company have been made in connection with the Tax-Related Items.

7.Restrictive Covenants; Confidential Information; Work Product. The Participant agrees to cooperate with the Company in any way needed in order to comply with, or fulfill the terms of the Plan and this Award document. As a term and condition of this Award, Participant agrees to the following terms:

a.I agree to use General Mills Confidential Information only as needed in the performance of my duties, to hold and protect such information as confidential to the Company, and not to engage in any unauthorized use or disclosure of such information for so long as such information qualifies as Confidential Information. I agree that after my employment with the Company terminates for any reason, including “retirement” as that term is used in the Plan, I will not use or disclose, directly or indirectly, Company Confidential Information or trade secrets for any purpose, unless I get the prior written consent of my manager to do so.

This document does not prevent me from filing a complaint with a government agency (including the Securities and Exchange Commission, Department of Justice, Equal Employment Opportunity Commission and others) or from participating in an agency proceeding. This document also does not prevent me from providing an agency with information, including this document, unless such information is legally protected from disclosure to third parties. I do not need prior company authorization to take these actions, nor must I notify the company I have done so.

Also, as provided in 18 U.S.C. 1833(b), I cannot be held criminally or civilly liable under any federal or state trade secret law for making a trade secret disclosure: (A) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney, solely for the purpose of reporting or investigating a suspected violation of law; or (B) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal.

General Mills Confidential Information means any non-public information I create, receive, use or observe in the performance of my job at General Mills, including trade secrets. Examples of Confidential Information include marketing, merchandising, business plans, business methods, pricing, purchasing, licensing, contracts, employee, supplier or customer information customer, vendor or partner client or contact lists, financial data, technological developments, manufacturing processes and specifications, product formulas, ingredient specifications, software code, and all other proprietary information which is not publicly available to others.

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Prior to leaving the Company, I agree to return all materials in my possession containing Confidential Information, as well as all other documents and other tangible items provided to me by General Mills, or developed by me in connection with my employment with the Company.

b.I agree to promptly tell General Mills about any ideas, concepts, improvements, designs, inventions, discoveries, and creative works (collectively, “Work Product”) which I conceive or create during my employment with General Mills which relate to General Mills’ businesses.

I further agree to immediately, automatically and irrevocably assign, and hereby do assign, to General Mills any and all intellectual property rights in and to such Work Product, and all such intellectual property rights shall be solely and exclusively owned by General Mills. “Intellectual property rights” means patent rights, copyrights, trade secret rights, trade dress rights, trademark rights and all comparable rights throughout the world.

During my employment with General Mills and anytime thereafter, I will take all necessary steps, at General Mills’ request and expense, but without further compensation to me, to execute any instruments necessary to enable General Mills or General Mills’ nominee to register intellectual property rights throughout the world.

After I leave General Mills, I agree to help General Mills in every way possible in any government or legal proceedings pertaining to any General Mills intellectual property rights.

c.[This Section 7.c. does not apply to California, Colorado, Minnesota, and Washington -based employees.] I agree that for one year after I leave the Company, including retiring from the Company, I will not work on any product, brand category, process, or service: (A) on which I worked, or about which I had access to Confidential Information, in the year immediately preceding my termination (including retirement) from General Mills, and (B) which competes with General Mills products, brand categories, processes, or related services.

d.I agree that for one year after I leave General Mills, including retiring from the Company, I will refrain from directly or indirectly soliciting Company employees for the purpose of hiring them or inducing them to leave their employment with the Company.

e.I agree that after I leave General Mills, including retiring from the Company, I will indefinitely refrain from using Company client or contact lists, and for two years I will refrain from soliciting the Company’s customers.

A breach of the obligations set forth in this paragraph may result in the rescission of the Award, termination and forfeiture of any unvested Units, and/or required payment to the Company of all or a portion of any monetary gains acquired by the Participant as a result of the Award, unless the Award vested and was settled more than four (4) years prior to the breach. The foregoing remedies are in addition to, and not in lieu of injunctive relief and/or any other legal or equitable remedies available under applicable law.

8.Nature of Grant. In accepting the Restricted Stock Units, the Participant acknowledges and agrees that:

(a)the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company, in its sole discretion, at any time (subject to any limitations set forth in the Plan);
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(b)the grant of the Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future grants of restricted stock units, or benefits in lieu of restricted stock units, even if restricted stock units or other awards have been granted in the past;

(c)all decisions with respect to future awards, if any, will be at the sole discretion of the Company;

(d)the Participant’s participation in the Plan is voluntary;

(e)the Restricted Stock Units and the Participant’s participation in the Plan shall not create a right to employment or be interpreted as forming an employment contract with the Company or any of its Subsidiaries or affiliated companies and shall not interfere with the ability of the Company or the Employer, as applicable, to terminate the Participant’s employment relationship (as otherwise may be permitted under local law);

(f)unless otherwise agreed with the Company, the Restricted Stock Units and any shares of Stock acquired upon vesting of the Restricted Stock Units, and the income from and value of same, are not granted as consideration for, or in connection with, any service the Participant may provide as a director of any subsidiary or affiliate of the Company;

(g)the Restricted Stock Units and any shares of Stock acquired under the Plan and the income and value of same, are not part of normal or expected compensation for purposes of calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company, the Employer or any subsidiary or affiliate of the Company;

(h)the future value of the shares of Stock underlying the Restricted Stock Units is unknown, indeterminable, and cannot be predicted with certainty;

(i)upon vesting of the Restricted Stock Units, the value of such shares of Stock may increase or decrease in value;

(j)no claim or entitlement to compensation or damages shall arise from forfeiture of the Restricted Stock Units resulting from termination of the Participant’s employment (for any reason whatsoever and whether or not in breach of local labor laws or later found invalid) and, in consideration of the Restricted Stock Units, the Participant agrees not to institute any claim against the Company or the Employer;

(k)the Restricted Stock Units and the benefits evidenced by this Agreement do not create any entitlement not otherwise specifically provided for in the Plan or provided by the Company in its discretion, to have the Restricted Stock Units or any such benefits transferred to, or assumed by, another company, nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the shares of Stock; and

(l)neither the Company nor any of its Subsidiaries or affiliated companies shall be liable for any foreign exchange rate fluctuation between the Participant’s local currency and the U.S. dollar that may affect the value of the Restricted Stock Units or any amounts due to the Participant pursuant to the vesting of the Restricted Stock Units or the
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subsequent sale of any shares of Stock acquired upon vesting of the Restricted Stock Units.

9.Data Privacy. If the Participant would like to participate in the Plan, the Participant will need to review the information provided in this Section 9 and, where applicable, declare the Participant’s consent to the processing of personal data by the Company and the third parties stated below.

If the Participant is based in the European Union (“EU”), European Economic Area (“EEA”) or United Kingdom, please note that General Mills, Inc. with registered address at One General Mills Boulevard, Minneapolis, MN 55426-1347, U.S.A., is the controller responsible for the processing of the Participant’s personal data in connection with the Agreement and the Plan.

(a)Data Collection and Usage. The Company collects, processes, uses and transfers certain personally-identifiable information about the Participant, specifically, the Participant’s name, home address and telephone number, email address, date of birth, social insurance, passport number or other identification number, salary, nationality, job title, any shares of Stock or directorships held in the Company or any affiliated company, details of all Restricted Stock Units or any other entitlement to shares of Stock awarded, canceled, exercised, settled, vested, unvested or outstanding in the Participant’s favor, which the Company receives from the Participant or the Employer (the “Data”). The Company collects, processes and uses the Data for the purposes of performing its contractual obligations under this Agreement, implementing, administering and managing the Participant’s participation in the Plan and facilitating compliance with applicable tax and securities law.
If the Participant is based in the EU, EEA or United Kingdom, the legal basis for the processing of the Data by the Company is the necessity of the processing for the Company to perform its contractual obligations under this Agreement and the Plan and the Company’s legitimate business interests of managing the Plan, administering employee equity awards and complying with its contractual and statutory obligations.
If the Participant is based in any other jurisdiction, the legal basis for the processing of the Data by the Company is the Participant’s consent as further described below.
(b)Stock Plan Administration Service Providers. The Company transfers Data to E*TRADE Financial Corporate Services, Inc. (including its affiliated companies), an independent service provider which assists the Company with the implementation, administration and management of the Plan. In the future, the Company may select a different service provider, which will in a similar manner, share Data with such service provider. The Company’s service provider will maintain an account for the Participant to administer the Restricted Stock Units. The processing of Data will take place through both electronic and non-electronic means. Data will only be accessible by those individuals requiring access to it for purposes of implementing, administering and operating the Plan.
(c)International Data Transfers. The Company and its service providers are based in the United States and India. The Participant’s country or jurisdiction may have different data privacy laws and protections than the United States and India. An appropriate level of protection can be achieved by implementing safeguards such as the Standard Contractual Clauses adopted by the EU Commission.
If the Participant is based in any other jurisdiction, the Data will be transferred from the Participant’s jurisdiction to the Company and onward from the Company to any of its service providers based on the Participant’s consent, as further described below.
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(d)Data Retention. The Company will use the Data only as long as necessary to implement, administer and manage the Participant’s participation in the Plan, or as required to comply with legal or regulatory obligations, including tax and securities laws. When the Company no longer needs the Data, the Company will remove it from its systems. If the Company keeps data longer, it would be to satisfy legal or regulatory obligations and the Company’s legal basis would be relevant laws or regulations (if the Participant is in the EU, EEA or United Kingdom) or the Participant’s consent (if the Participant is outside the EU, EEA or United Kingdom).
(e)Data Subject Rights. The Participant may have a number of rights under data privacy laws in the Participant’s jurisdiction. Subject to the conditions set out in the applicable law and depending on where the Participant is based, such rights may include the right to (i) request access to, or copies of, the Data processed by the Company, (ii) rectification of incorrect Data, (iii) deletion of Data, (iv) restrictions on the processing of Data, (v) object to the processing of Data for legitimate interests, (vi) portability of Data, (vii) lodge complaints with competent authorities in the Participant’s jurisdiction, and/or to (viii) receive a list with the names and addresses of any potential recipients of Data. To receive clarification regarding these rights or to exercise these rights, the Participant can contact HR Direct.
(f)Necessary Disclosure of Personal Data. The Participant understands that providing the Company with Data is necessary for the performance of the Agreement and that the Participant’s refusal to provide the Data would make it impossible for the Company to perform its contractual obligations and may affect the Participant’s ability to participate in the Plan.
(g)Declaration of Consent (if the Participant is outside the EU, EEA and United Kingdom). The Participant hereby unambiguously consents to the collection, use and transfer, in electronic or other form, of the Data, as described above and in any other grant materials, by and among, as applicable, the Employer, the Company and any affiliated company for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan. The Participant understands that the Participant may, at any time, refuse or withdraw the consents herein, in any case without cost, by contacting HR Direct. If the Participant does not consent or later seeks to revoke the Participant’s consent, the Participant’s employment status or service with the Employer will not be affected; the Participant’s consequence of refusing or withdrawing consent is that the Company would not be able to award the Participant Restricted Stock Units or any other equity award to the Participant or administer or maintain such awards. Therefore, the Participant understands that refusing or withdrawing consent may affect the Participant’s ability to participate in the Plan. For more information on the consequences of refusal to consent or withdrawal of consent, the Participant should contact HR Direct.
10.Clawback. This Award is specifically made subject to the Company’s Executive Compensation Clawback Policies.
11.Insider Trading; Market Abuse Laws. By participating in the Plan, the Participant agrees to comply with the Company’s policy on insider trading (to the extent that it is applicable to the Participant), the Participant further acknowledges that, depending on the Participant’s or his or her broker’s country of residence or where the shares of Stock are listed, the Participant may be subject to insider trading restrictions and/or market abuse laws that may affect the Participant’s ability to accept, acquire, sell or otherwise dispose of shares of Stock, rights to shares of Stock (e.g., restricted stock units) or rights linked to the value of shares of Stock, during such times the Participant is considered to have “inside information” regarding the Company as defined by the laws or regulations in the Participant’s country. Local insider
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trading laws and regulations may prohibit the cancellation or amendment of orders the Participant places before he or she possessed inside information. Furthermore, the Participant could be prohibited from (i) disclosing the inside information to any third party (other than on a “need to know” basis) and (ii) “tipping” third parties or causing them otherwise to buy or sell securities. The Participant understands that third parties include fellow employees. Any restriction under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. The Participant acknowledges that it is the Participant’s responsibility to comply with any applicable restrictions, and that the Participant should therefore consult the Participant’s personal advisor on this matter.
12.Electronic Delivery. The Participant agrees, to the fullest extent permitted by law, in lieu of receiving documents in paper format, to accept electronic delivery of any documents that the Company and its Subsidiaries or affiliated companies may deliver in connection with this grant and any other grants offered by the Company, including prospectuses, grant notifications, account statements, annual or quarterly reports, and other communications. Electronic delivery of a document may be made via the Company’s email system or by reference to a location on the Company’s intranet or website or a website of the Company’s agent administering the Plan. By accepting this grant, whether electronically or otherwise, the Participant hereby consents to participate in the Plan through such system, intranet, or website, including but not limited to the use of electronic signatures or click-through electronic acceptance of terms and conditions.
13.English Language. The Participant acknowledges and agrees that it is the Participant’s express intent that this Agreement and the Plan and all other documents, notices and legal proceedings entered into, given or instituted pursuant to the Restricted Stock Units be drawn up in English. To the extent the Participant has been provided with a copy of this Agreement, the Plan, or any other documents relating to this Award in a language other than English, the English language documents will prevail in case of any ambiguities or divergences as a result of translation.
14.Not a Public Offering. The award of the Restricted Stock Units is not intended to be a public offering of securities in the Participant’s country of employment (or country of residence, if different). The Company has not submitted any registration statement, prospectus or other filings with the local securities authorities (unless otherwise required under local law), and the award of the Restricted Stock Units is not subject to the supervision of the local securities authorities. No employee of the Company or any of its Subsidiaries or affiliated companies is permitted to advise the Participant on whether he/she should participate in the Plan. Acquiring shares of Stock involves a degree of risk. Before deciding to participate in the Plan, the Participant should carefully consider all risk factors relevant to the acquisition of shares of Stock under the Plan and carefully review all of the materials related to the Restricted Stock Units and the Plan. In addition, the Participant should consult with his/her personal advisor for professional investment advice.
15.Repatriation; Compliance with Law. The Participant agrees to repatriate all payments attributable to the shares of Stock and/or cash acquired under the Plan in accordance with applicable foreign exchange rules and regulations in the Participant’s country of employment (and country of residence, if different). In addition, the Participant agrees to take any and all actions, and consent to any and all actions taken by the Company and any of its Subsidiaries and affiliated companies, as may be required to allow the Company and any of its Subsidiaries and affiliated companies to comply with local laws, rules and/or regulations in the Participant’s country of employment (and country of residence, if different). Finally, the Participant agrees to take any and all actions as may be required to comply with the Participant’s personal obligations under local laws, rules and/or regulations in the Participant’s country of employment and country of residence, if different).
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16.Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Participant’s participation in the Plan, on the Restricted Stock Units, and on any shares of Stock acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require the Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.
17.Committee’s Powers. No provision contained in this Agreement shall in any way terminate, modify or alter, or be construed or interpreted as terminating, modifying or altering any of the powers, rights or authority vested in the Committee or, to the extent delegated, in its delegate, pursuant to the terms of the Plan or resolutions adopted in furtherance of the Plan, including, without limitation, the right to make certain determinations and elections with respect to the Restricted Stock Units. Any dispute regarding the interpretation of this Agreement or the terms of the Plan shall be submitted to the Committee or its delegate who shall have the discretionary authority to construe the terms of this Agreement, the Plan, and all documents ancillary to this Award. The decisions of the Committee or its delegate shall be final and binding and any reviewing court of law or other party shall defer to its decision, overruling if, and only if, it is arbitrary and capricious. In no way is it intended that this review standard subject the Plan or Award to the U.S. Employee Retirement Income Security Act.
18.Binding Effect. This Agreement shall be binding upon and inure to the benefit of any successors to the Company and all persons lawfully claiming under the Participant.
19.Governing Law and Forum. Without limiting the effect of section 17, this Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without regard to principles of conflict of laws.
20.Severability. The provisions of this Agreement are severable and if any one or more of the provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the Agreement shall be reformed and construed so that it would be enforceable to the maximum extent legally possible, and if it cannot be so reformed and construed, as if such unenforceable provision, or part thereof, had never been contained herein.
21.Waiver. The waiver by the Company with respect to Employee’s (or any other participant’s) compliance with any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by such party of a provision of this Agreement.
A copy of the Plan and the Prospectus to the General Mills, Inc. 2022 Stock Compensation Plan is available on G&Me by searching “2022 Stock Compensation Plan”. A copy of the Company’s latest Annual Report on Form 10-K is also available on the Company’s website at www.generalmills.com under Investor Information/Annual Reports.

GENERAL MILLS, INC.

Chief Human Resources Officer

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